Investments in Stable Value Funds	12 Months Ended
Dec. 31, 2025
EBP 012
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Investments in Stable Value Funds	Investments in Stable Value Funds
At December 31, 2025 and 2024, the Plan’s common/collective trust funds include an investment in the Fidelity Managed Income Portfolio II Class 3 (“MIP II Class 3”). The investment objective of the MIP II Class 3 is to preserve the principal investment while earning a level of interest income that is consistent with principal preservation. The MIP II Class 3 seeks to maintain a stable net asset value of $1 per share, but it cannot guarantee that it will be able to do so. The yield of the fund will fluctuate. To achieve its investment objective, the MIP II Class 3 fund invests in benefit-responsive investment contracts issued by insurance companies and other financial institutions (“Contracts”), fixed income securities, and money market funds. Under the terms of the Contracts, the assets of the fund are invested in fixed income securities (which may include, but are not limited to, U.S. Treasury and agency bonds, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, and collective investment vehicles and shares of investment companies that invest primarily in fixed income securities) and shares of money market funds. The fund may also invest in futures contracts, option contracts and swap agreements. The MIP II Class 3 seeks to minimize exposure to wrap credit risk through, among other means, diversification of the wrap contracts across an approved group of issuers. The MIP II Class 3's ability to receive amounts due pursuant to these contracts is dependent upon the issuers’ ability to meet their financial obligations. Withdrawals from the MIP II Class 3 directed by the Plan Administrator will be made within the 12-month period following the trustee’s receipt of the Plan's written withdrawal request. Participant-directed redemptions have no restrictions.